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                                                               EXHIBIT 23.2
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                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1995 included in The Pioneer Group, Inc.
         Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.

         /s/ Arthur Andersen LLP
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         ARTHUR ANDERSEN LLP


         Boston, Massachusetts
         May 4, 1995